UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2016 (December 20, 2016)

GLOBAL MEDICAL REIT INC.

(Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 450

Bethesda, MD

20814

(Address of Principal Executive Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2016, Global Medical REIT Inc. (the “Company”) announced that it closed on the acquisition of three rehabilitation hospitals for an aggregate purchase price of $68,093,000. The three hospitals are HealthSouth rehabilitation hospitals in Mesa, AZ, Altoona, PA and Mechanicsburg, PA. The Company previously reported on a Form 8-K filed on November 30, 2016 that it had entered into purchase contracts to acquire these hospitals.

HealthSouth East Valley Rehabilitation Hospital – Mesa, AZ

On December 20, 2016, the Company, through a wholly owned subsidiary of the Company’s operating partnership, Global Medical REIT L.P. (the “OP”), acquired, pursuant to a purchase contract (the “Mesa PSA”) with HR ACQUISITION I CORPORATION (the “Mesa Seller”) the land and buildings known as the HealthSouth East Valley Rehabilitation Hospital (the “Mesa Property”) located in Mesa, AZ from the Mesa Seller for a purchase price of $22,350,000.

Upon the closing of the acquisition of the Mesa Property, the Company assumed from the Mesa Seller the existing triple-net lease agreement (the “Mesa Lease”) pursuant to which the Mesa Property is leased to HealthSouth Mesa Rehabilitation Hospital, LLC with a remaining initial lease term of approximately eight years, subject to four consecutive five-year renewal options by the tenant, which lease is guaranteed by HealthSouth Corporation (“HealthSouth”). The aggregate annual rent for the Mesa Property is currently $1,710,617, subject to 3% annual rent escalations. HealthSouth Mesa Rehabilitation Hospital, LLC has the option under the Mesa Lease to purchase the Mesa Property at the end of the initial lease term and at the end of each renewal term thereof, if any, upon the terms and conditions set forth in the Mesa Lease.

HealthSouth Rehabilitation Hospital of Altoona – Altoona, PA

On December 20, 2016, the Company, through a wholly owned subsidiary of the OP, acquired, pursuant to a purchase contract (the “Altoona PSA”) with HR ACQUISITION OF PENNSYLVANIA, INC. (the “Altoona Seller”) the land and building comprising the HealthSouth Rehabilitation Hospital of Altoona (the “Altoona Property”) located in Altoona, PA from the Altoona Seller for a purchase price of $21,545,000.

Upon the closing of the acquisition of the Altoona Property, the Company assumed from the Altoona Seller the existing triple-net lease agreement (the “Altoona Lease”) pursuant to which the Altoona Property is leased to HealthSouth with a remaining initial lease term of approximately 4.5 years, subject to two consecutive five-year renewal options by the tenant. The annual rent for the Altoona Property is currently $1,635,773, subject to annual rent escalations based on increases in the consumer price index, or CPI, but not greater than 4% nor less than 2%.

HealthSouth Rehabilitation Hospital of Mechanicsburg – Mechanicsburg, PA

On December 20, 2016, the Company, through a wholly owned subsidiary of the OP, pursuant to a purchase contract (the “Mechanicsburg PSA” and together with the Mesa PSA and the Altoona PSA, and the transactions contemplated thereby, the “Transactions”) with HR ACQUISITION OF PENNSYLVANIA, INC. (the “Mechanicsburg Seller”) (i) acquired the land and building comprising the HealthSouth Rehabilitation Hospital of Mechanicsburg (the “Mechanicsburg Property” and together with the Mesa Property and the Altoona Property, the “Properties”) located in Mechanicsburg, PA from the Mechanicsburg Seller for a purchase price of $24,198,000; and (ii) accepted an assignment of the ground lessee’s interest (the “Assignment”) in the Ground Lease dated May 1, 1996 from the Mechanicsburg Seller, whereby PENNSYLVANIA HRT, INC. ground leased the Mechanicsburg Property to the Mechanicsburg Seller (the “Mechanicsburg Lease” and together with the Mesa Lease and the Altoona Lease, the “Leases”).

Upon the closing of the acquisition of the Mechanicsburg Property and acceptance of the Assignment, the Company assumed from the Mechanicsburg Seller the existing triple-net lease agreement pursuant to which the Mechanicsburg Property is leased to HealthSouth with a remaining initial lease term of approximately 4.5 years, subject to two consecutive five-year renewal options by the tenant. The annual rent for the Mechanicsburg Property is currently $1,836,886, subject to annual rent escalations based on increases in the CPI, but not greater than 4% nor less than 2%. HealthSouth has the option under the Mechanicsburg Lease to purchase the Mechanicsburg Property at the end of the initial lease term and at the end of each renewal term thereof, if any, upon the terms and conditions set forth in the Mechanicsburg Lease.

The above descriptions of the terms and conditions of the Leases and the transactions contemplated thereby are only a summary and are not intended to be a complete description of the terms and conditions. All of the terms and conditions of the Leases are set forth in the Leases that are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed above in Item 1.01 regarding the Transactions is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release, dated December 21, 2016, announcing the closing of the Transactions is being “furnished” as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties are described in greater detail in the Company’s other filings with the United States Securities and Exchange Commission (the “Commission”), including without limitation the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to update these statements after the date of this report.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The obligations under the Mesa Lease are guaranteed by HealthSouth (NYSE: HLS). Additionally, HealthSouth is the tenant of the leases for both the Altoona Property and the Mechanicsburg Property. Information about HealthSouth, including its audited historical financial statements, can be obtained from its Annual Report on Form 10-K and other reports and filings available on its website at http://www.healthsouth.com/ or on the SEC website at www.sec.gov.

(d)	Exhibits

Exhibit No.	Description
10.1	Lease Agreement, between HR Acquisition I Corporation and GMR Mesa LLC.
10.2	Lease Agreement, between HR Acquisition of Pennsylvania, Inc. and GMR Altoona, LLC.
10.3	Lease Agreement, between HR Acquisition of Pennsylvania, Inc. and GMR Mechanicsburg, LLC.
99.1	Press release dated December 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: December 23, 2016